AUGUST 13, 2015

SUPPLEMENT TO

HARTFORD BALANCED HLS FUND

(A SERIES OF HARTFORD SERIES FUND, INC.)

PROSPECTUS DATED MAY 1, 2015, AS LAST SUPPLEMENTED MAY 7, 2015

Hartford Funds Management Company, LLC (the “Investment Manager”) has agreed to extend the contractual management fee waiver of 0.02% for Hartford Balanced HLS Fund (the “Fund”) through December 31, 2016. Accordingly, effective immediately, the above referenced Prospectus is revised as follows:

The fourth paragraph under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER — Management Fee” is deleted in its entirety and replaced with the following:

HFMC has contractually agreed to waive 0.02% of the Fund’s contractual management fee through December 31, 2016.

This Supplement should be retained with your Prospectus for future reference.

August 2015